Exhibit 10.4

RESTRICTED STOCK UNIT GRANT NOTICE

UNDER THE

LA QUINTA HOLDINGS INC.

2014 OMNIBUS INCENTIVE PLAN

(Non-Employee Directors)

La Quinta Holdings Inc. (the “Company”), pursuant to its 2014 Omnibus Incentive Plan (the “Plan”), hereby grants to the Participant set forth below the number of Restricted Stock Units set forth below. The Restricted Stock Units are subject to all of the terms and conditions as set forth herein, in the Restricted Stock Unit Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant:	[Insert Name of Participant]

Date of Grant:	[Insert Date of Grant]

Number of Restricted Stock Units:	[Insert Number of Restricted Stock Units Granted]

Vesting Schedule:	Provided the Participant has not undergone a Termination at the time of each applicable vesting date (or event):

•	One third (1/3) of the Restricted Stock Units will vest on the first anniversary of the Date of Grant;

•	One third (1/3) of the Restricted Stock Units will vest on the second anniversary of the Date of Grant; and

•	One third (1/3) of the Restricted Stock Units will vest on the third anniversary of the Date of Grant;

provided, however, that in the event that (i) the Participant undergoes a Termination as a result of such Participant’s death or Disability, or (ii) a Change in Control occurs, such Participant shall fully vest in such Participant’s Restricted Stock Units.

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THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS RESTRICTED STOCK UNIT GRANT NOTICE, THE RESTRICTED STOCK UNIT AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED STOCK UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS RESTRICTED STOCK UNIT GRANT NOTICE, THE RESTRICTED STOCK UNIT AGREEMENT AND THE PLAN.

LA QUINTA HOLDINGS INC.	PARTICIPANT

By:
Title:

[Signature Page to Restricted Stock Unit Award]

RESTRICTED STOCK UNIT AGREEMENT

UNDER THE

LA QUINTA HOLDINGS INC.

2014 OMNIBUS INCENTIVE PLAN

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Restricted Stock Unit Agreement (this “Restricted Stock Unit Agreement”) and the La Quinta Holdings Inc. 2014 Omnibus Incentive Plan (the “Plan”), La Quinta Holdings Inc. (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

1. Grant of Restricted Stock Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Restricted Stock Units provided in the Grant Notice (with each Restricted Stock Unit representing an unfunded, unsecured right to receive one share of Common Stock). The Company may make one or more additional grants of Restricted Stock Units to the Participant under this Restricted Stock Unit Agreement by providing the Participant with a new Grant Notice, which may also include any terms and conditions differing from this Restricted Stock Unit Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional Restricted Stock Units hereunder and makes no implied promise to grant additional Restricted Stock Units.

2. Vesting. Subject to the conditions contained herein and the Plan, the Restricted Stock Units shall vest as provided in the Grant Notice. Notwithstanding such vesting, the Restricted Period applicable to any Restricted Stock Unit shall extend beyond vesting through the date of the Participant’s Termination; provided, however, that if such Termination does not constitute a “separation from service” within the meaning of Section 409A of the Code, the Restricted Period shall extend through the date of such Participant’s “separation from service”.

3. Dividend Equivalents. The Restricted Stock Units shall be entitled to be credited with dividend equivalent payments upon the payment by the Company of dividends on shares of Common Stock. Such dividend equivalents will be provided in shares of Common Stock having a Fair Market Value equal to the amount of such applicable dividends, and shall be shall be payable at the same time as the Restricted Stock Units are settled in accordance with Section 4 below. In the event that any Restricted Stock Unit is forfeited by its terms, the Participant shall have no right to dividend equivalent payments in respect of such forfeited Restricted Stock Units.

4. Settlement of Restricted Stock Units. The provisions of Section 9(d)(ii) of the Plan are incorporated herein by reference and made a part hereof.

5. Treatment of Restricted Stock Units Upon Termination. The provisions of Section 9(c)(ii) of the Plan are incorporated herein by reference and made a part hereof.

6. Company; Participant.

(a) The term “Company” as used in this Agreement with reference to employment or service shall include the Company and its subsidiaries.

(b) Whenever the word “Participant” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Restricted Stock Units may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.

7. Non-Transferability. The Restricted Stock Units are not transferable by the Participant except to Permitted Transferees in accordance with Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the Restricted Stock Units, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Restricted Stock Units shall terminate and become of no further effect.

8. Rights as Stockholder. The Participant or a permitted transferee of the Restricted Stock Units shall have no rights as a stockholder with respect to any share of Common Stock underlying a Restricted Stock Unit unless and until the Participant shall have become the holder of record or the beneficial owner of such Common Stock, and no adjustment shall be made for dividends or distributions or other rights in respect of such share of Common Stock for which the record date is prior to the date upon which the Participant shall become the holder of record or the beneficial owner thereof.

9. Tax Withholding. The provisions of Section 14(d) of the Plan are incorporated herein by reference and made a part hereof.

10. Notice. Every notice or other communication relating to this Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company General Counsel, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.

11. No Right to Continued Service. This Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Company.

12. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

13. Waiver and Amendments. Except as otherwise set forth in Section 13 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

14. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Restricted Stock Unit Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Restricted Stock Unit Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.

15. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.

16. Section 409A. It is intended that the Restricted Stock Units granted hereunder shall be compliant with Section 409A of the Code and shall be interpreted as such.

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